Exhibit 99.3

Introduction 6317 4796 7547 10943 4318 3295 3581 2968 10012 5047 4312 8906 6850 6953 7050 7140 7225 7306 7383 7455 7525 7591 7655 7716 R² = 0.44 R² = 0.88 R² = 0.70 0 10000 20000 30000 40000 50000 60000 70000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25Month Phase 3 Actual and Projected Monthly ESA Doses and Dose Differences Dose Differences AC Group FC Group USRDS 2011 Monthly ESA Dose (U) PHOSPHORUS BINDING WITH FERRIC CITRATE REDUCES ERYTHROPOIESIS-STIMULATING AGENT AND IV IRON USAGE AND COST IN PATIENTS WITH ESRD Roger Rodby1, Kausik Umanath2, Andrew Hsieh3, Robert Niecestro4, Julia Lewis5, Jamie Dwyer5, for the Collaborative Study Group 1Rush University, Chicago, IL; 2Henry Ford Hospital, Detroit, MI; 3Independent Consultant, Chicago, IL; 4Independent Consultant, Pocono Pines, PA; 5Vanderbilt University, Nashville, TN, USA. rogerrrodby@mac.com, 312.829.1424 Introduction Hyperphosphatemia constitutes a major burden in endstage renal disease (ESRD) contributing to secondary hyperparathyroidism and renal osteodystrophy in addition to increasing the risk of mortality.1 Phosphate binders are almost universally required for the treatment of hyperphosphatemia in these patients.2 Ferric citrate (FC) is an iron-based phosphate binder that acts to bind phosphates in the digestive system into nonabsorbable complexes.3 In clinical trials, FC has been shown to reduce, and in the majority of subjects eliminate, the need for intravenous (IV) iron and to decrease the required dose of erythropoiesis-stimulating agents (ESAs).3 To extrapolate the patterns of ESA and IV iron utilization seen in this relatively healthier study population to the general population of US dialysis patients, percent differences between the treatment groups in this 2010-2012 study were mapped to data from the United States Renal Data System (USRDS) for 2011.4 For an estimate of the economic impact of FC, we applied Q4 2013 Medicare Average Sale Prices (ASPs) plus price changes equal to those seen in published ASPs in 2013 (+9.4% for ESA; -3.2% for IV iron sucrose). Reported annual per-patient utilization and cost differences are for the second year (and following) after a switch from AC to FC. Collaborative Study Group To quantify the economic impact of FC on the decreased utilization of ESAs and IV iron in FC-treated subjects compared to subjects receiving sevelamer carbonate and/or calcium acetate (active control; AC). To extrapolate these findings to the general United States (US) dialysis population and calculate the potential annual Medicare savings per patient. Methods (cont.) Substantial and sustained reductions in ESA and IV iron utilization were found using ferric citrate as a phosphorus binder compared to sevelamer carbonate and/or calcium acetate. These dose reductions translated into significant monthly cost savings. When the differences found in the trial were projected onto USRDS data from 2011, the estimated annual savings were $2101 per patient per year. Trends in the data suggest annual savings with FC would continue indefinitely. Refernces 1. Hruska KA, Mathew S, Lund R, Qiu P, Pratt R. Hyperphosphatemia of chronic kidney disease. Kidney Int. 2008;74:148-157. 2. Mutell R, Rubin JL, Bond TC, Mayne T. Reduced use of erythropoiesis-stimulating agents and intravenous iron with ferric citrate: a managed care cost-offset model. Int J Nephrol Renovasc Dis. 2013;6:79-87. 3. U.S. Renal Data System. USRDS 2013 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases. Bethesda, MD; 2013. This is a secondary analysis of data from a phase 3 clinical trial that determined that the novel iron-containing phosphorus binder FC (n = 292 ESRD subjects) was both an efficacious phosphorus binder as well as increased iron stores compared to a control group that received AC (n = 149 ESRD subjects). In this trial, study subjects received either FC or AC for a 52-week period. Data in this analysis are limited to the open-label safety assessment period of the trial for subjects who were active in the study and receiving their originally assigned phosphate binder. Mean ESA (in Epoetin alfa equivalents) and IV iron doses were calculated for each of the thirteen 28-day periods (months) during the trial. A weekly dose was calculated for each subject, which was then proportionally divided among 28-day periods to obtain these monthly values. Logarithmic regression curves were fitted for the FC and AC groups to estimate patterns of ESA and IV iron utilization over time. Curves were assessed for the achievement of a steady-state dosing level of each of these agents and were used to project results beyond the trial period. Erythropoiesis-Stimulating Agents The mean dose of ESAs among FC-treated subjects receiving any ESA (>0 U) decreased relative to the dose among AC subjects, and this difference increased over time. Logarithmic curves indicate a predictable pattern of change (Figure 1). Results (cont.) Objectives Methods Results Conclusions When the relative reductions in mean ESA dose and the lower percentage of subjects with any ESA use found in the FC group were applied to the 2011 USRDS population, projected monthly per-patient savings were substantial (Figure 2). These differences occurred in tandem with overall declines in dose seen in the USRDS data reported for 2011.3 Projected differences between the treatment groups continued to expand through the 52-week period and had not reached steady state at the end of the first year suggesting continued separation of the two groups. The percentage of subjects receiving any ESA during the month was slightly lower for the FC versus the AC group in later months of the trial. These differences were factored into the economic model along with mean dose. Figure 1. Mean monthly dose of ESAs among subjects receiving ESAs was substantially lower over time in the FC group versus the AC group. This difference was projected to continue for the year after the study. USRDS levels and trends during the time of the study are shown for comparison. Dose differences are raw differences between the treatment arms. IV Iron The percentage of subjects in each group receiving IV iron decreased over the course of the study for both groups but notably faster in the FC group (Figure 3). Logarithmic regression indicates a predictable pattern of change for each group. The mean dose of IV iron administered among subjects receiving any IV iron (>0 mg) showed only minor differences between the treatment groups throughout the study. Figure 2. Monthly mean ESA costs among all subjects were substantially lower over time in the FC group versus the AC group. The savings for FC over AC were extrapolated to the general dialysis population by assuming USRDS levels as the control and applying the percent savings seen in the trial. Results (cont.) When the relative reductions in the percentage of subjects using IV iron and the differences in dose found in the FC group versus the AC group were applied to the 2011 USRDS population, projected monthly per-patient savings were considerable (Figure 4). Figure 3. The percent of subjects receiving IV iron declined in both treatment groups but substantially more rapidly in the FC group versus the AC group. This trend was projected to continue for the year after the study. USRDS percentages are shown for comparison, but no further trend over time was detected in USRDS data. Figure 4. Monthly mean IV iron costs among all subjects were substantially lower over time in the FC group versus the AC group. As with ESAs, the savings for FC over AC were extrapolated to the general dialysis population assuming USRDS levels as the control and applying the percent savings seen in the trial. Economic Impact Projection of the ESA and IV iron utilization patterns in this study to the USRDS population produced the following estimates: ESA: $1585 per patient per year IV iron: $ 516 per patient per year Total savings: $2101 per patient per year $118 $61 $79 $172 $95 $94 $67 $93 $139 $110 $110 $121 $124 $128 $131 $134 $137 $140 $143 $146 $150 $153 $156 $159 R² = 0.56 R² = 0.92 R² = 0.68 $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Monthly Per-Patient ESA Cost Month Phase 3 Actual and Projected Monthly ESA Costs and USRDS-Adjusted Cost Savings with FC Adjusted Cost Savings AC Group FC Group USRDS 2011R² = 0.78 R² = 0.95 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Percent Receiving IV Iron Month Phase 3 Actual and Projected Percent of Subjects with IV Iron Utilization by Group AC Group FC Group USRDS 2011$9 $26 $31 $43 $38 $34 $32 $29 $25 $26 $33 $38 $40 $41 $42 $43 $44 $45 $46 $47 $48 $49 $50 $50 R² = 0.56 R² = 0.88 R² = 0.30 $0 $10 $20 $30 $40 $50 $60 $70 $80 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Monthly Per-Patient IV Iron Cost Month Phase 3 Actual and Projected Monthly IV Iron Costs and USRDS-Adjusted Cost Savings with FC Adjusted Cost Savings AC Group FC Group USRDS 2011 VANDERBILT KERYX